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                                                                     EXHIBIT 1.1

                               6,500,000 Shares

                          Resources Connection, Inc.

                            Common Stock, par value
                                $0.01 per share

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                            December ___, 2000


CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.
ROBERT W. BAIRD & CO. INCORPORATED
As Representatives of the Several Underwriters,
 c/o Credit Suisse First Boston Corporation,
      Eleven Madison Avenue
      New York, N.Y. 10010-3629

Dear Sirs:

        1. Introductory. Resources Connection, Inc, a Delaware corporation ("Company") proposes to issue and sell 5,000,000 shares of its common stock, par value $0.01 per share, ("Securities") and the stockholders listed in Schedule A hereto ("Evercore Selling Stockholders") and the stockholders listed on Schedule B hereto below the caption Other Selling Stockholders ("Other Selling Stockholders" and together with the Evercore Selling Stockholders, "Initial Selling Stockholders") propose severally to sell an aggregate of 1,500,000 outstanding shares of the Securities (such 6,500,000 shares of Securities being hereinafter referred to as the "Firm Securities"). Certain of the Initial Selling Stockholders and each of the stockholders listed on Schedule B below the caption Management Selling Stockholders ("Management Selling Stockholders" and together with the Initial Selling Stockholders, "Selling Stockholders"), also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 975,000 additional outstanding shares of the Company's Securities, as set forth below (such 975,000 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". As part of the offering contemplated by this Agreement, Deutsche Bank Securities Inc. (the "Designated Underwriter") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 500,000 shares, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed Share Program"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule C hereto ("Underwriters") as follows:

        2. Representations and Warranties of the Company and the Selling Stockholders.
                (a) The Company and each Management Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                        (i) A registration statement (No. 333-45000) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission

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pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                        (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
(A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
(C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and none of such Registration Statements includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not include or will not include an untrue statement of a material fact or does not omit, or

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will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, none of such Registration Statements will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not include or will not include an untrue statement of a material fact or does not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                        (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to lease its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in each of the states set forth on Schedule D hereto (the "States"). The States represent all jurisdictions in which the Company's ownership or lease of property or the conduct of its business requires such qualification.

                        (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                        (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                        (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                        (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act that have not been waived or satisfied prior to the date hereof.

                        (viii) The Securities have been approved for listing subject to notice of issuance on The Nasdaq Stock Market's National Market.

                        (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                        (x) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or

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body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary.

                        (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                        (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or reasonably expected to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or reasonably expected to be made thereof by them.

                        (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

                        (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

                        (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                        (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                        (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                        (xviii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those

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assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                        (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                        (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                        (xxi) Furthermore, the Company represents and warrants to the Underwriters that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions specified by the Company to the Underwriters as the foreign jurisdictions in which the Participants are located (the "Specified Foreign Jurisdictions") and in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed by the Underwriters in accordance therewith in connection with the Directed Share Program, and that
(ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of such Specified Foreign Jurisdictions in which the Directed Shares are offered outside the United States.

                        (xxii) The Company has not offered, or caused the Underwriters to offer, any offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

                (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                        (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

                        (ii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                (c) Each Initial Selling Stockholder represents and warrants to, and agrees with the several Underwriters that if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this
Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any

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untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
(B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Initial Selling Stockholder specifically for use therein.

        3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Initial Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $ per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") and Deutsche Bank Securities, Inc. ("Deutsche Bank") in its discretion, in order to avoid fractions) obtained by multiplying 5,000,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Initial Selling Stockholder in Schedule A or Schedule B (as applicable) hereto, in the case of an Initial Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule C hereto and the denominator of which is the total number of Firm Securities.

        Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with American Stock Transfer & Trust Company, as custodian ("Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

        The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank reasonably acceptable to CSFBC and
Deutsche Bank drawn to the order of                       in the case of shares
of Firm Securities and in the case of shares of Firm Securities, at the office
of                     , at            A.M., New York time, on               ,
or at such other time not later than seven full business days thereafter as CSFBC, Deutsche Bank and the Company determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC and Deutsche

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Bank request and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

        In addition, upon written notice from CSFBC and Deutsche Bank given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Optional Security to be paid for the Firm Securities. The Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule A or Schedule B (as applicable) hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBC and Deutsche Bank to eliminate fractions). Such Optional Securities shall be purchased from each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC and Deutsche Bank to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC and Deutsche Bank to the Company and the Selling Stockholders.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC and Deutsche Bank but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a
bank acceptable to CSFBC and Deutsche Bank drawn to the order of            in
the case of           Optional Securities and in the case of            Optional
Securities, at the above office. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC and Deutsche Bank request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Latham & Watkins at a reasonable time in advance of such Optional Closing Date.

        4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

        5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

                (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC and Deutsche Bank, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or
(B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                The Company will advise CSFBC and Deutsche Bank promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later time or date as shall have been consented to by CSFBC and Deutsche Bank.

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                (b)     The Company will advise CSFBC and Deutsche Bank promptly
of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's or Deutsche Bank's consent, which consent shall not be unreasonably withheld;
and the Company will also advise CSFBC and Deutsche Bank promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC and Deutsche Bank of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's or Deutsche Bank's consent to nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6.

                (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                (e) The Company will furnish to the Representatives copies of each Registration Statement (of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC and Deutsche Bank request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

                (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such U.S. jurisdictions as CSFBC and Deutsche Bank designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Offered Securities, in any jurisdiction in which it is not now so subject.

                (g) During the period of 5 years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC and Deutsche Bank may reasonably request.

                (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC and Deutsche Bank, except for (i) the filing of a Registration Statement on Form S-8, (ii) grants of stock options or restricted stock pursuant to the Resources Connection, Inc. 1998 Employee Stock Purchase Plan or the Resources Connection, Inc. 1999 Long-Term Incentive Plan disclosed in the Prospectus and existing on the date hereof, and (iii) issuances of Common Stock upon the exercise of options or warrants in each case outstanding on the date hereof.

                (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company, and each Selling Stockholder agrees with the Underwriters that such Selling Stockholder will pay all expenses incident to the performance of the obligations of such Selling Stockholder, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC and Deutsche Bank designate and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by such Selling Stockholder of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                (j) Each Selling Stockholder agrees to deliver to CSFBC, attention: Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                (k) Each Selling Stockholder agrees, for a period of 180 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC and Deutsche Bank other than the transfer of Securities to a family member or trust or, if the Selling Stockholder is a partnership, a transfer by the partnership to a partner, a retired partner, or the estate of such partner or retired partner; provided, in each case, the transferee agrees to be bound in writing by the terms of this Section (k) prior to such transfer.

                (l) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

                (m) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

                Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each Specified Foreign Jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

        6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the

Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

         (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

              (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

              (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

              (iii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the
              Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                   (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                   (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales or net operating income in the total or per share amounts of consolidated net income;

       except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

       For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time,
       (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later time or date as shall have been consented to by CSFBC and Deutsche Bank. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later time or date as shall have been consented to by CSFBC and Deutsche Bank. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of O'Melveny & Myers, LLP ("O'Melveny"), counsel for the Company, to the effect that:

              (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is qualified as a foreign corporation in each of the states set forth on Schedule D hereto and is in good standing in each of those states;

              (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Offered Securities in accordance with this Agreement and the countersigning of the certificate or certificates representing the Securities by a duly authorized signatory of the registrar for the Company's Common Stock, the Securities will be validly issued, fully paid and nonassessable and the stockholders of the Company have no preemptive rights with respect to the Securities under applicable law, the Company's charter or bylaws or, to such counsel's knowledge, any other agreement or instrument to which the Company is a party or by which the Company is bound;

              (iii) The statements in the Prospectus under the caption "Description of Capital Stock," insofar as they summarize provisions of the Company's charter and bylaws, fairly represent the information required by Form S-1;

              (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

              (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required on the part of the Company for the execution, delivery and performance of this Agreement or the Custody Agreement in connection with the sale of the Offered Securities, except such as have been obtained under the Act and such as may be required under state securities laws;

              (vi) The execution and delivery by the Company of this Agreement and the Custody Agreement do not, and the Company's performance of its obligations under this Agreement will not, (i) violate the current Delaware General Corporation Law or any current New York or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by this Agreement except that we express no opinion regarding any federal securities law or Blue Sky or state securities laws except as otherwise expressly stated herein, (ii) violate the Company's Second Restated Certificate of Incorporation or Amended and Restated Bylaws, (iii) violate, breach or result in a default under any other agreement (the "Other Agreements") listed as an exhibit to the Registration Statement, or (iv) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any New York or federal court or governmental authority binding on the Company of which we have knowledge;

              (vii) The execution and delivery of this Agreement and the Custody Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and the Custody Agreement has been duly executed and delivered by the Company; and

              (viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to such counsel's knowledge, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and [no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

              (ix) Each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-1 under the Act and the Rules and Regulations;

              (x) The descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required;

              In addition, O'Melveny shall state as follows: In connection with its participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, O'Melveny has not independently verified the accuracy, completeness or fairness of the statements contained therein, and the limitations inherent in the examination made by it and the knowledge available to it are such that it is unable to assume, and does not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (iii) above). However, on the basis of O'Melveny's review and participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, it does not believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that O'Melveny expresses no opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

          (e) The Representatives shall have received the opinion contemplated in the Power of Attorney executed and delivered by each Evercore Selling Stockholder and an opinion substantially in the form of Exhibit A attached hereto, dated such Closing Date, of Simson, Thacher & Bartlett, counsel for the Evercore Selling Stockholders.

          (f) The Representatives shall have received the opinion contemplated in the Power of Attorney executed and delivered by each Other Selling Stockholder and an opinion substantially in form of that attached as Exhibit B hereto, dated such Closing Date, of O'Melveny, counsel for the Other Selling Stockholders.

          (g) The Representatives shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Latham & Watkins may rely as to the incorporation of the Company and all other matters governed by Delaware law upon the opinion of O'Melveny referred to above in Section 6(d).

          (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (i) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

          (j) Prior to the date of this Agreement, the Representatives shall have received lock-up letters from each of executive officers and directors of the Company and from all other stockholders and optionholders of the Company.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC and Deutsche Bank, acting together, may in their sole discretion, waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

   7.  Indemnification and Contribution.

       (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state in any Registration Statement, or amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the omission or alleged omission to state in the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(d) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

       The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Designated Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

       (b) Each Management Selling Stockholder, severally, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the aggregate liability of any Management Selling Stockholder pursuant to this Section 7(b) will be limited to an amount equal to the proceeds, net of the underwriting discounts, received by such Management Selling Stockholder from such Management Selling Stockholder's sale of Offered Securities to the

Underwriters; provided, further, that no Management Selling Stockholder will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(d) below.

     In addition, the Company and each of the Underwriters agree with each of the Management Selling Stockholders that any claim of such Underwriter against the Management Selling Stockholders for indemnification, reimbursement or advancement of expenses pursuant to this Section 7 or for breach of any representation or warranty in Section 2 hereof shall first be sought by such Underwriter to be satisfied in full by the Company and shall be satisfied by the Management Selling Stockholders only to the extent that such claim has not been satisfied in full by the Company for any reason within the 30-day period following the date requested for payment in accordance with the terms of this Agreement. The Company and the Management Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible, including, without limitation, allocating between the Company and the Management Selling Stockholders the liability resulting from a breach of the representations and warranties of the Company and the Management Selling Stockholders hereunder. The indemnity provided for in this Section 7 shall be in addition to any liability which such Management Selling Stockholder may otherwise have. No Management Selling Stockholder will, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Representatives or any person who controls any such Representatives is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (c) Each Initial Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the aggregate liability of any Initial Selling Stockholder pursuant to this Section 7(c) will be limited to an amount equal to the proceeds, net of the underwriting discounts, received by such Initial Selling Stockholder from such Initial Selling Stockholder's sale of Offered Securities to the Underwriters; provided, further, that no Initial Selling Stockholder will be liable in any such case unless such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by such Initial Selling Stockholder for use therein, it being understood and agreed that only such information furnished by any Underwriter consists of the information described as such in subsection (d) below.

          (d) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments, stabilizing and passive market making on the inside front cover page and, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting."

          (e) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b), (c) or (d) above notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b), (c) or (d) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (f) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b),
(c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (g) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

   8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC and Deutsche Bank may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and Deutsche Bank, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

   9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

   10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, to Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention: General Counsel, or, if sent to the Company, the Management Selling Stockholders or the Other Selling Stockholders, will be mailed, delivered or telegraphed and confirmed to it at 695 Town Center Drive, Suite 600,

Costa Mesa, California 92626, Attention: Stephen Giutso, or, if sent to the Evercore Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to such Evercore Selling Stockholder at Evercore Partners L.L.C., 65 East 55th Street, 33rd Floor, New York, New York, 10022,
Attention: David G. Offensend; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

   11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.

   12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC and by Deutsche Bank will be binding upon all the Underwriters. David G. Offensend will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by David G. Offensend will be binding upon the Selling Stockholders.

   13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

   14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

   The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                           [Signature pages follow]

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                              Very truly yours,

                              COMPANY

                              RESOURCES CONNECTION, INC.



                              By:___________________________________________

                              Name:_________________________________________

                              Title:________________________________________


                              EVERCORE SELLING STOCKHOLDERS


                              Evercore Capital Partners L.P.


                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Evercore Capital Partners (NQ) L.P.



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Evercore Capital Offshore Partners



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Evercore Co-Investment Partnership L.P.



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              OTHER SELLING STOCKHOLDERS

                              BancBoston Investments Inc.



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Mainz Holdings Ltd.



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Richard D. Gersten



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Paul S. Lattianzio



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Gerald Rosenfeld



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Rosenfeld August 2000 Grat



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              MANAGEMENT SELLING STOCKHOLDERS


                              The Murray Family Trust



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Stephen J. Giusto



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

                              Brent M. Longnecker



                              ______________________________________________
                              By:     David G. Offensend
                              Title:  Attorney-in-Fact

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Credit Suisse First Boston Corporation

Deutsche Bank Securities Inc.

Robert W. Baird & Co. Incorporated

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By:  Credit Suisse First Boston Corporation


     By:___________________________________________

     Name:_________________________________________

     Title:________________________________________


By:  Deutsche Bank Securities Inc.



     By:___________________________________________

     Name:_________________________________________

     Title:________________________________________

                                  SCHEDULE A



                                                                                              Number of
                                                                         Number of            Optional
                                                                      Firm Securities       Securities to
              Evercore  Selling Stockholders                             to be Sold            be Sold
-----------------------------------------------------------------    ------------------    ----------------
Evercore Capital Partners L.P.                                                  824,253             451,226
Evercore Capital Partners (NQ) L.P.                                             198,619             108,731
Evercore Capital Offshore Partners L.P.                                         217,288             118,948
Evercore Co-Investment Partnership L.P.                                          85,774              46,956

                                                                     ------------------    ----------------
  Total..........................................................             1,325,929             725,861
                                                                     ==================    ================

                                  SCHEDULE B



                                                                                              Number of
                                                                         Number of            Optional
                                                                      Firm Securities       Securities to
              Other Selling Stockholders                                 to be Sold            be Sold
-----------------------------------------------------------------    ------------------    ----------------
BancBoston Investments Inc.                                                      64,298              35,199
Mainz Holdings Ltd.                                                              62,205              34,053
Richard D. Gersten                                                                1,829               1,001
Paul S. Lattanzio                                                                14,637               8,013
Gerald Rosenfeld                                                                 11,102               5,675
Rosenfeld August 2000 GRAT                                                       20,000              11,351

                                                                     ------------------    ----------------
  Total                                                                         174,071              95,292
                                                                     ==================    ================


                                                                                              Number of
                                                                         Number of            Optional
                                                                      Firm Securities       Securities to
              Management Selling Stockholders                            to be Sold            be Sold
-----------------------------------------------------------------    ------------------    ----------------
The Murray Family Trust                                                              --              49,423
Stephen J. Giusto                                                                    --              49,423
Brent M. Longnecker                                                                  --              55,000

                                                                     ------------------    ----------------
  Total                                                                                             153,846
                                                                     ==================    ================

                                  SCHEDULE C


                                                                         Number of
                                                                      Firm Securities
                          Underwriter                                 to be Purchased
-----------------------------------------------------------------    ------------------
Credit Suisse First Boston Corporation...........................
Deutsche Bank Securities Inc.....................................
Robert W. Baird & Co.............................................

                                                                     ------------------
  Total..........................................................             6,500,000
                                                                     ==================

                                   EXHIBIT A


                  FORM OPINION OF SIMPSON, THACHER & BARTLETT

                   TO BE DELIVERED PURSUANT TO SECTION 6(e)

     (i) The Evercore Selling Stockholders are the sole registered owners of the Offered Securities to be sold by the Evercore Selling Stockholders, the Evercore Selling Stockholders which are Delaware limited partnerships have full partnership power, right and authority to sell such Offered Securities and upon payment for and delivery of such Offered Securities in accordance with this Agreement, the Underwriters will acquire all the rights of the Evercore Selling Stockholders in the Offered Securities and will also acquire their interest in such Offered Securities free of any adverse claim.

     (ii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Evercore Selling Stockholders.

     (iii) The Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by or on behalf of the Evercore Selling Stockholders.

     (iv) The sale of the Offered Securities by the Evercore Selling Stockholders and the compliance by the Evercore Selling Stockholders with all of the provisions of the Custody Agreement and this Agreement will not breach or result in a default under, any indenture, mortgage deed of trust, loan agreement or other agreement or instrument identified on the annexed schedule furnished to us by the Evercore Selling Stockholders, nor will such action violate the respective partnership agreement of the Evercore Selling Stockholders or any Federal or New York statute or the Delaware Revised Uniform Limited Partnership Act or any rule or regulation that has been issued pursuant to any Federal or New York statute or the Delaware Revised Uniform Limited Partnership Act by any court or governmental agency or body or court having jurisdiction over the Evercore Selling Stockholders or any of its subsidiaries or any of its properties.

     (v) No consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware Revised Uniform Limited Partnership Act or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware Revised Uniform Limited Partnership Act is required for the compliance by the Evercore Selling Stockholders with all of the applicable provisions of the Custody Agreement and this Agreement, except for the registration under the Act and the Exchange Act of the Offered Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

                                  Exhibit A-1

                                   EXHIBIT B

                       FORM OPINION OF O'MELVENY & MYERS

                   TO BE DELIVERED PURSUANT TO SECTION 6(f)

     (i) Upon payment for and delivery to the Underwriters in New York of the number of Offered Securities sold by each Other Selling Stockholder in accordance with this Agreement, assuming each of the Underwriters is acquiring the Offered Securities without notice of any adverse claim, the Underwriters will acquire the Offered Securities free and clear of any adverse claim as defined in Article 8 of the Uniform Commercial Code.

     (ii) No order, consent, permit or approval of any California, New York or federal governmental authority is required on the part of each Other Selling Stockholder for the execution and delivery of the Custody Agreement, this Agreement or the sale of the Offered Securities, except such as have been obtained under the Act, and such as may be required under the securities or blue sky laws of any other jurisdiction.

     (iii) Neither the sale of the Offered Securities being sold by each Other Selling Stockholder under this Agreement nor the consummation of the other transactions therein contemplated by each Selling Stockholder will (i) violate, breach or result in a default under any existing obligation of or restriction on such Other Selling Stockholder under any indenture or other agreement material to such Other Selling Stockholder or under the charter and bylaws of an Other Selling Stockholder if the Other Selling Stockholder is a corporation, (ii) breach or otherwise violate any existing obligation of or restriction on such Other Selling Stockholder under any order, judgment or decree of any court or governmental authority binding on such Other Selling Stockholder, or (iii) violate any current California, New York or federal statute, rule or regulation recognized as applicable to such Other Selling Stockholder or to the transactions of the type contemplated by the Custody Agreement or this Agreement. However, we express no opinion regarding any federal securities laws, or blue sky or state securities laws, or the provisions of Section 8 of the Custody Agreement or this Agreement, except as otherwise expressly stated herein.

     (iv) Each of the Custody Agreement and the Power of Attorney has been duly executed and delivered by each Other Selling Stockholder, and constitutes the legally valid and binding obligation of each Other Selling Stockholder, enforceable against each Other Selling Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

     (v) Upon execution and delivery of this Agreement by one of the Attorneys (as defined in the Power of Attorney) on behalf of each Other Selling Stockholder, this Agreement will have been duly executed and delivered by such Other Selling Stockholder.

                                  Exhibit B-1